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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of Shoney's, Inc. on Form S-4, and the Prospectus contained therein, of our reports dated March 28, 1996, appearing in the Annual Report on Form 10-K of TPI Enterprises, Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in this Prospectus and Registration Statement.



                                          DELOITTE & TOUCHE LLP


Memphis, Tennessee

June 27, 1996